October 30, 2006

Supplement

SUPPLEMENT DATED OCTOBER 30, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2006

The information in the section of the Statement of Additional Information titled ‘‘C. Investment Strategies and Risks – Private Placements’’ is hereby deleted and replaced with the following:

Private Placements and Restricted Securities. As a non-fundamental policy, which may be changed by the Trustees, the Money Market Portfolio may invest up to 10% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), or which are otherwise not readily marketable; the Income Builder Portfolio may invest up to 10% of its net assets in such restricted securities; each of the Income Plus Portfolio, the Dividend Growth Portfolio, the Equity Portfolio, the European Equity Portfolio, the Strategist Portfolio, the Utilities Portfolio, the Limited Duration Portfolio, the Aggressive Equity Portfolio and the Information Portfolio, the High Yield Portfolio, the Global Dividend Growth Portfolio and the Global Advantage Portfolio may invest up to 15% of its net assets in such restricted securities. (With respect to these Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placement or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be ‘‘liquid,’’ the security will not be included within the category ‘‘illiquid securities,’’ which may not exceed, as to the Income Builder Portfolio and the Money Market Portfolio, 10% of the Portfolio's net assets and, as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under ‘‘Fund Policies/Investment Restrictions’’ below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.